Significant Accounting Policies (Details)	6 Months Ended
	Jun. 30, 2026 Segement shares	Jun. 30, 2025 shares
Significant Accounting Policies [Abstract]
Operating segment (in Segement) | Segement	1
Description of codm	The allocation of resources and assessment of performance of the operating segment is based on consolidated net loss as shown in the Company’s consolidated statements of operations. The CODM considers net loss in the annual forecasting process and reviews actual results when making decisions about allocating resources.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief executive officer
Restricted share units and warrants exercisable (in Shares) | shares	615,283	330,833